Exhibit 4

                      Form of Certificate for Common Stock




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                          OREGON TRAIL FINANCIAL CORP.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

  COMMON STOCK                                                     CUSIP
                                                               See Reverse For
                                                             Certain Definitions

THIS CERTIFIES THAT


is the owner of

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                          $.01 PAR VALUE PER SHARE, OF

Oregon Trail Financial Corp., a stock corporation incorporated under the laws of the State of Oregon. The shares represented by this Certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof or by his duly authorized attorney or legal representative upon the surrender of this Certificate properly endorsed. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE NOT A DEPOSIT OR ACCOUNT AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. The Certificate and shares represented hereby are issued and shall be held subject to all provisions of the Articles of Incorporation and Bylaws of the Corporation and any amendments thereto (copies of which are on file with the Transfer Agent), to all of which provisions the holder by acceptance hereof, assents.

     IN WITNESS WHEREOF, Oregon Trail Financial Corp. has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.



  CORPORATE SECRETARY                                                  PRESIDENT


                                                                  TRANSFER AGENT

                                     [SEAL]


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                          Oregon Trail Financial Corp.

     The Board of Directors of the Corporation is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the voting powers, designations, preferences and relative participating, optional or other special rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The Corporation will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as through they were written out in full according to applicable laws or regulations.

     TEN COM                   -as tenants in common
     TEN ENT                   -as tenants by the entireties
     JT TEN                    -as joint tenants with right of survivorship and
                                not as tenants in common
     UNIF GIFT MIN ACT         -_______Custodian _______ under Uniform Gifts
                                 (Cust)          (Minor)
                                to Minors Act _________
                                               (State)

     Additional abbreviations may also be used though not in the above list

     For  value  received,   ___________________________________________  hereby
sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                   Please print or typewrite name and address,
                     including postal zip code, of assignee

________________________________________________________________________________

________________________________________________________________________________

shares of the Common Stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney, to transfer the said shares on the books of the within named Corporation, with full power of substitution.

Dated _________________

                                           ______________________________
                                                     Signature

                                           ______________________________
                                                     Signature

                                           NOTICE:   The   signature   to   this
                                           assignment  must  correspond with the
                                           name as written  upon the face of the
                                           Certificate   in  every   particular,
                                           without  alteration or enlargement or
                                           any change whatever.